UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2025

FibroBiologics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41934	86-3329066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

455 E. Medical Center Blvd, Suite 300
Houston, Texas		77598
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281 671-5150

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	FBLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on December 20, 2024, FibroBiologics, Inc. (the “Company”) entered into a Standby Equity Purchase Agreement (the “SEPA”) with YA II PN, Ltd., a Cayman Islands exempt limited company (the “Investor”). Pursuant to the SEPA, the Company issued a convertible promissory note to the Investor in the principal amount of $5.0 million on each of December 20, 2024 (the "First Note"), December 30, 2024 (the “Second Note”), and June 16, 2025 (the “Third Note”).

On June 20, 2025, the Investor converted $100,000 in principal amount of the Second Note and the Company issued to the Investor 144,216 shares of its common stock, par value $0.00001 per share (the “Common Stock”), at a $0.6934 conversion price per share.

On June 24, 2025, the Investor converted $200,000 in principal amount of the Second Note and the Company issued to the Investor 295,377 shares of Common Stock at a $0.6771 conversion price per share.

On June 26, 2025, the Investor converted $300,000 in principal amount of the Third Note and the Company issued to the Investor 443,066 shares of Common Stock at a $0.6771 conversion price per share.

On June 27, 2025, the Investor converted $500,000 in principal amount of the Third Note and the Company issued to the Investor 738,443 shares of Common Stock at a $0.6771 conversion price per share.

On July 15, 2025, the Investor converted $300,000 in principal amount of the Third Note and the Company issued to the Investor 533,428 shares of Common Stock at a $0.5624 conversion price per share.

The Second Note has been converted in full, the First Note has a remaining principal balance of $5.0 million, and the Third Note has a remaining principal balance of $3.9 million.

The sale of the securities listed in this Item 3.02 were made in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, as transactions by an issuer not involving a public offering.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of any offer to buy the securities discussed herein, nor shall there be any offer, solicitation, or sale of the securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FibroBiologics, Inc.

Date:	July 18, 2025	By:	/s/ Pete O'Heeron
		Name: Title:	Pete O'Heeron, Chief Executive Officer